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                                                                    Exhibit 23.0


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-85691) of Developers Diversified Realty Corporation of our report dated June 26, 2001 relating to the financial statements of Developers Diversified Realty Corporation Profit Sharing Plan and Trust, which appears in this Form 11-K.


PricewaterhouseCoopers LLP

Cleveland, Ohio
June 27, 2001